DEFERRED COMPENSATION LIABILITY	12 Months Ended
Dec. 31, 2019
DEFERRED COMPENSATION LIABILITY [Abstract]
DEFERRED COMPENSATION LIABILITY
7.	DEFERRED COMPENSATION LIABILITY

In 2007 and 2010, the Board of Directors approved an unfunded deferred compensation agreement for the Chairman, President and CEO and the Company’s former Chief Financial Officer and Executive Vice President. The agreements provided for unfunded deferred compensation computed as a percentage of salary, and certain benefits for dependents.

The Company has entered into a final settlement agreement with the former CFO to terminate the compensation agreement with a corresponding payment made by March 31, 2020. We refer to note 11 for further information.

The agreement for the Chairman, President and CEO was amended in 2017 for the benefits to vest over a period of employment of 15 years up to a maximum of 66% of the salary level at the time of retirement, age of 72. The Company had a restricted deposit account of $10.0 million for securing the financing of this deferred compensation liability as at December 31, 2016, but the restriction was lifted in 2017, 2018 and 2019. The Company has entered into a final settlement agreement to terminate the compensation agreement with a corresponding payment made of $11.0 million.

The total expense (gain) related to the deferred compensation agreements for the Chairman, President and CEO and the Company’s former Chief Financial Officer and Executive Vice President, recognized in 2019, 2018 and 2017 were $(0.2) million, $(0.7) million and $1.0 million, respectively.